UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2019

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	EIN 99-0367049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 9, 2019, The Alkaline Water Company Inc. (the “Company”), AQUAhydrate, Inc. (“AQUAhydrate”) and AWC Acquisition Company Inc. (the “Merger Sub”), a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, among other things, the Merger Sub will merge with and into AQUAhydrate with AQUAhydrate as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, in consideration for the Merger, the Company agreed to, at the closing of the Merger (the “Closing”), issue to the holders of shares of AQUAhydrate’s common stock (after the Capital Reorganization, as defined below), on a pro-rata basis, such number of shares of the Company’s common stock (the “Company Common Stock”) that is equal to 19,565,217 less any shares (the “Excluded Company Shares”) of the Company Common Stock to be directed by AQUAhydrate to be issued in connection with the Merger to any placement agents or other service providers (collectively, the “Service Providers”), including Roth Capital Partners LLC and Emerald Partners Pty Limited, and to any other persons (the “Creditors”) for the payment of any outstanding liabilities of AQUAhydrate.

In addition, on the Closing, the Company agreed to issue to the holders of the shares of AQUAhydrate’s preferred stock (after the Capital Reorganization), on a pro-rata basis, an additional 3,750,000 shares of the Company Common Stock as follows: (1) an aggregate of 1,000,000 shares of the Company Common Stock which will be subject to escrow and not released until the Company achieves trailing revenue of US$60 million in any twelve month period ending on the last day of any quarterly period of the fiscal year of the Company (each, a “Period”) after the Closing; (2) an aggregate of 1,250,000 shares of the Company Common Stock which will be subject to escrow and not released until the Company achieves trailing revenue of US$80 million in any Period after the Closing; and (3) an aggregate of 1,500,000 shares of the Company Common Stock which will be subject to escrow and not released until the Company achieves trailing revenue of US$100 million in any Period after the Closing, provided that these shares of the Company Common Stock will be immediately released from escrow upon a change of control of the Company.

Prior to the Closing, AQUAhydrate agreed to conduct the capital reorganization (the “Capital Reorganization”), whereby, all outstanding shares of current preferred stock of AQUAhydrate, other than the Series I Preferred Stock of AQUAhydrate, will be converted into common stock of AQUAhydrate and the Series I Preferred Stock of AQUAhydrate will be converted into common stock and a new class of the preferred stock of AQUAhydrate. Specifically, prior to the Merger, each share of the Series A Preferred Stock of AQUAhydrate will be converted into 8.98099 shares of common stock of AQUAhydrate, each share of the Series B Preferred Stock of AQUAhydrate will be converted into 8.98099 shares of common stock of AQUAhydrate, each share of the Series C Preferred Stock will be converted into 17.96197 shares of common stock of AQUAhydrate, each share of the Series D Preferred Stock will be converted into 17.96197 shares of common stock of AQUAhydrate, each share of the Series E Preferred Stock will be converted into 8.90899 shares of common stock, each share of the Series F Preferred Stock will be converted into 1.79620 shares of common stock of AQUAhydrate, each share of the Series G Preferred Stock of AQUAhydrate will be converted into 2.06563 shares of common stock of AQUAhydrate, each share of the Series H Preferred Stock of AQUAhydrate will be converted into 1.08485 shares of common stock of AQUAhydrate, and each share of the Series I Preferred Stock of AQUAhydrate (including the Series I Preferred Stock to be issued in exchange for the promissory notes) will be converted into 1.56452 shares of common stock of AQUAhydrate and 0.51285 shares of the new class of preferred stock of AQUAhydrate.

The Company, the Merger Sub and AQUAhydrate (collectively, the “Parties”) agreed that all of the shares of the Company Common Stock to be issued pursuant to the Merger Agreement (the “Escrow Shares”) will be escrowed pursuant to escrow agreements (the “Escrow Agreements”). Pursuant to the Escrow Agreements, it is contemplated that 75% (the “Regular Company Escrow Shares”) of the Escrow Shares excluding the Excluded Company Shares (the “Company Escrow Shares”) will be held by an escrow agent for a period of six months following the date of the effective time of the Merger (the “Effective Time”), provided that a portion of the Regular Company Escrow Shares issuable to certain principal stockholders of AQUAhydrate, being Yucaipa American Alliance (Parallel) Fund II, LP, Yucaipa American Alliance Fund II, LP, SC Beverages, LLC, and the Mark Wahlberg Trust, will be held by the escrow agent for a period of 24 months following the date of the Effective Time (with 33% to be released 12 months from the date of the Effective Time, 33% to be released 18 months from the date of the Effective Time and 34% to be released 24 months from the date of the Effective Time) and it is further contemplated that 25% of the Company Escrow Shares will be held by the escrow agent for a period of 12 months (or such longer period if there is unresolved or unsatisfied indemnity claims) following of the date of the Effective Time in connection with the indemnification by the stockholders of AQUAhydrate and it is further contemplated that all of the Escrow Shares issued to the Service Providers and the Creditors will be held by an escrow agent for a period of six months and 12 months, respectively, following the date of the Effective Time.

Completion of the Merger is subject to certain closing conditions, including (1) the approval of the Merger Agreement by the stockholders of AQUAhydrate; (2) the approval of the issuance of the shares of the Company Common Stock pursuant to the Merger Agreement (the “Company Stock Issuance”) by the stockholders of the Company; (3) the acceptance of the Merger and other transactions contemplated in the Merger Agreement by the TSX Venture Exchange; (4) the effectiveness of the registration statement on Form S-4 in connection with the Company Stock Issuance; (5) the number of dissenting shares of AQUAhydrate that are the subject of appraisal demand notice that have not been withdrawn not exceeding 5% of the total number of shares of AQUAhydrate’s common stock issued and outstanding prior to the Effective Time; (6) the entry into the Escrow Agreements; (7) all consents, approvals and other authorization of any governmental body having been obtained; (8) the representations and warranties of the Company, the Merger Sub and AQUAhydrate being true and correct, except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate a certain material adverse effect to the Company or AQUAhydrate; (9) the performance and compliance in all material respects by the Company, the Merger Sub and AQUAhydrate of all obligations, agreements and covenants under the Merger Agreement; (10) absence of a certain material adverse effect with respect to the Company or AQUAhydrate; (11) the conversion of each issued and outstanding share of the original preferred stock of AQUAhydrate into shares of AQUAhydrate’s common stock; (12) conversion of all of the convertible securities of AQUAhydrate into shares of AQUAhydrate’s common stock and preferred stock; (13) exercise or cancellation and termination of all of AQUAhydrate’s stock options and warrants; (14) AQUAhydrate’s total non-current liabilities (including, without limitation, any debt of any nature), as determined in accordance with GAAP, not exceeding US$50,000 as of the Closing, excluding US$358,932 in building lease obligations through the full term of the lease and US$64,567 in non-current obligations to Eventide for ionizer financing; (15) forgiveness or conversion into shares of AQUAhydrate’s common stock of all shareholder loans (including all accrued interest thereon); (16) AQUAhydrate having a working capital ratio of no less than 1.0 on the Closing; (17) none of the endorsement agreements between the Company, AQUAhydrate and each of Mark Wahlberg, Sean Combs and Jillian Michaels being terminated on or before the Closing.

At the Closing, the Company agreed to cause its board of directors to consist of seven directors, of which four will be nominees of the Company and three will be nominees of AQUAhydrate. In addition, at the Closing, the Company agreed to cause the officers of the Company to consist of Richard A. Wright as the Chief Executive Officer, Matthew Howison as President and such other persons as are mutually determined by the Parties.

The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of the Company and AQUAhydrate. In addition, the Company or AQUAhydrate may terminate the Merger Agreement in certain circumstances, including (1) if the Merger has not been consummated on or before October 31, 2019 (the “End Date”); provided, however, that the right to terminate the Merger Agreement pursuant to this section will not be available to any Party whose breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date; (2) if any governmental body of competent jurisdiction have enacted, issued, promulgated, enforced, or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger, the Company Stock Issuance, or the other transactions contemplated by the Merger Agreement, and such law or order becomes final and nonappealable, provided, however, that the right to terminate the Merger Agreement pursuant to this section will not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in Merger Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such law or order; (3) if the Merger Agreement has been submitted to the stockholders of AQUAhydrate for approval at a meeting of stockholders of AQUAhydrate and the approval of the stockholders of AQUAhydrate is not obtained at such meeting; (4) if the Company Stock Issuance has been submitted to the stockholders of the Company for approval at a duly convened meeting of stockholders of the Company and the approval of the stockholders of the Company is not obtained at such meeting; (5) if there is a certain material adverse effect with respect to the Company or AQUAhydrate, and such material adverse effect is not cured or remedied to the satisfaction of the other Party, acting reasonably within 20 days of receipt from the other Party of such material adverse effect; (6) if the number of dissenting shares of AQUAhydrate that are the subject of appraisal demand notices that have not been withdrawn exceeds 5% of the total number of shares of AQUAhydrate’s common stock and preferred stock issued and outstanding; (7) if prior to the receipt of the approval of stockholders of the Company or AQUAhydrate, the Company or AQUAhydrate enters into a certain legally binding agreement with respect to a certain superior transaction proposal; or (8) if there is a breach of any representation, warrant, covenant or agreement on the part of the Company or AQUAhydrate such that the conditions to the Closing would not be satisfied and such breach is incapable of being cured by the End Date, provided that a Part will not have the right to terminate the Merger Agreement pursuant to this section if the part is then in material breach of any representation, warranty, covenant or obligations under the Merger Agreement, which breach has not been cured.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Important Statement Regarding the Merger Agreement

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Merger Sub, AQUAhydrate or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and the Merger Sub, on the one hand, and by AQUAhydrate, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in disclosure letters delivered by each Party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and the Merger Sub, on the one hand, and AQUAhydrate, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or AQUAhydrate at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’ or AQUAhydrate’s public disclosures. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, AQUAhydrate, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of the Company and AQUAhydrate that also constitutes a prospectus of the Company, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between the Company and AQUAhydrate, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 of the Company that will include a joint proxy statement of the Company and AQUAhydrate that also constitutes a prospectus of the Company, and a definitive joint proxy statement/prospectus will be mailed to stockholders of the Company and AQUAhydrate. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND AQUAHYDRATE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants

The Company, AQUAhydrate, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended March 31, 2019, which was filed with the SEC on July 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov.

Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements.” Statements in this current report on Form 8-K that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the following: the satisfaction of the conditions to closing, including the approval of the Merger Agreement by the stockholders of AQUAhydrate, the approval of the Company Stock Issuance by the stockholders of the Company, the acceptance of the Merger and other transactions contemplated in the Merger Agreement by the TSX Venture Exchange, the number of dissenting shares of AQUAhydrate that are the subject of appraisal demand notice, the endorsement agreements not being terminated and AQUAhydrate having a working capital ratio of no less than 1.0 on the Closing; the statements relating to the Capital Reorganization; and the constitution of the board of directors of the Company and the appointment of officers of the Company at the Closing.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company’s and AQUAhydrate’s products will continue to significantly grow; that the past production capacity of the Company’s and AQUAhydrate’s co-packing facilities can be maintained or increased; the popularity of AQUAhydrate’s high profile investors and board members will be maintained or continue to grow; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company’s and AQUAhydrate’s products; that there will be continued expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company’s or AQUAhydrate’s products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company’s products; and that the Company and AQUAhydrate will be able to obtain additional capital to meet the Company’s and AQUAhydrate’s growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the risks that the conditions to the closing of the Merger are not satisfied, including the failure to obtain stockholder approvals for the Merger in a timely manner or at all; uncertainties as to the timing of the closing of the Merger and the ability of each of the Company and AQUAhydrate to consummate the Merger; the risks related to the failure or delay in obtaining required approvals from the TSX Venture Exchange or any governmental or quasi-governmental entity necessary to consummate the Merger; risks related to the Company’s continued listing on the Nasdaq Capital Market until closing of the proposed Merger; risks related to the market price of the Company Common Stock; governmental regulations being implemented regarding the production and sale of alkaline water or any other products; the Company and AQUAhydrate being unable to realize the anticipated synergies from the Merger; the fact that consumers may not embrace and purchase any of the Company’s or AQUAhydrate’s infused water products; additional competitors selling alkaline water and enhanced water products in bulk containers, reducing the Company’s and AQUAhydrate’s sales; the fact that the Company and AQUAhydrate do not own or operate any of their production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company and AQUAhydrate have a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond the Company’s and AQUAhydrate’s control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early-stage company; the inherent uncertainties with mergers, acquisitions and other business combinations; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company and AQUAhydrate are successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the unexpected illness or other incapacity of any of AQUAhydrate’s high profile investors subject to endorsement agreements with AQUAhydrate or the Company; the Company’s and AQUAhydrate’s ability to raise the additional funding that they will need to continue to pursue their business, planned capital expansion and sales activity; competition in the industry in which the Company and AQUAhydrate operate; and market conditions. These forward-looking statements are made as of the date of this current report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this current report on Form 8-K are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Agreement and Plan of Merger, dated as of September 9, 2019 among The Alkaline Water Company Inc., AQUAhydrate, Inc. and AWC Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

September 12, 2019